                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
               Date of Report (Date of earliest event reported):
                                 July 7, 1998


                       ROBERT PHARMACEUTICAL CORPORATION
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            (exact name of registrant as specified in its charter)

  NEW JERSEY                      1-1-432                         22-2429994
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(State or other                 (Commission                     (IRS Employer
jurisdiction of                 File Number)                    Identification
incorporation)                                                  Number)


                              Meridian Center II
                             4 Industrial Way West
                          Eatontown, New Jersey 07724
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         (Address of principal executive offices, including zip code)


     Registrant's telephone number, including area code:     732-389-1182


                              Meridian Center II
                             4 Industrial Way West
                         Eatontown, New Jersey  07724

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         (Former name or former address, if changed from last report)

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Item 5. Other Events
        ------------

        Roberts Pharmaceutical Corporation today announced that it has entered into an agreement with RiboGene, Inc. whereby Roberts has been contracted to develop and has been granted an option to market exclusively, in the U.S., Canada and Mexico, RiboGene's Emitasol /R/, a Phase III intranasal delivery formulation of metoclopramide.

        Metoclopramide in oral and injectable form is approved for use in treating emesis (nausea and vomiting). The intranasal dosing of Emitasol is protected by a U.S. use patent and is intended for both the prevention and treatment of chemotherapy induced emesis.

        Under the terms of this agreement, RiboGene will provide up to $7 million in funding for the development of Emitasol through completion of Phase III trials and the submission of a New Drug Application (NDA) with the balance, if any provided by Roberts. Roberts said that it is targeting the second half of 1999 for the submission of the NDA.

        Upon approval of the NDA, Roberts can exercise its option to market Emitasol under the RiboGene patents by making a milestone payment at that time plus subsequent royalties on product sales.

        In a separate transaction, Roberts will purchase $10 million of convertible preferred shares to be privately placed by RiboGene. The preferred shares have no voting rights and RiboGene's operating results are separate from Roberts' and will not be included in Roberts' income statement.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ROBERTS PHARMACEUTICAL CORPORATION
                                              ----------------------------------
                                                         (Registrant)


Date:  July 9, 1998                           By: /s/ Anthony A. Rascio
                                                 -------------------------------
                                                 Anthony A. Rascio
                                                 Vice President

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FORWARD LOOKING STATEMENTS

        Certain statements included in Item 5 of this form 8-K are intended to be, and are hereby identified as, forward looking statements for purposes of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. The Registrant cautions readers that forward looking statements, including, without limitation, those relating to the Registrant's future business prospects, revenues, cost of sales, intangible dispositions and write-offs, continuing operations and discontinued operations, and liquidity and capital resources, are subject to certain risks and uncertainties, including, without limitation, the ability of the Registrant to secure regulatory approval in the United States and in foreign jurisdictions for the Registrant's developmental pipeline drugs, the efforts of the Registrant's competitors and the introduction of rival pharmaceutical products which may prove to be more effective than the Registrant's products, general market conditions, the availability of capital, and the uncertainty over the future direction of the healthcare industry, that could cause actual results to differ materially from those indicated in the forward looking statements.